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                                                                 EXHIBIT 10.193

FLAMINGO PECOS PLAZA

March 25, 2002

Mr. Robert Morris
Ready Mix, Inc.
3430 East Flamingo Road, Suite 100
Las Vegas, NV 89121

Dear Robert:

Our records indicate that your Lease dated September 25, 1996 will expire April 30, 2002. In this regard, your occupancy can be extended for a two-year period commencing May 1, 2002 through April 30, 2003 at the following new base monthly rental rates:

From May 1, 2002 through April 30, 2003: $3,425 per month

If you wish to extend your occupancy for two years, please sign and date the bottom portion of this letter and return it to me no later than April 15, 2002. If you will not be extending your occupancy, please be sure to provide us with advance written notice of your intent to vacate the suite together with your last month's rent.

We have enjoyed having you as a tenant, and we hope that you will choose to extend your Lease.

Yours truly,

/s/ Marie C. Paige
-------------------------
Marie C. Paige
Manager

The above terms are agreed to and accepted this 15th day of April, 2002. All other terms and conditions of the referenced Lease remain unchanged.

/s/ [SIGNATURE ILLEGIBLE]
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            3430 East Flamingo Road, Suite 239, Las Vegas, NV 89121
                                 (702) 456-6660